SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 11, 1999
                           --------------------------
                                 Date of Report


                            SPIEKER PROPERTIES, INC.
                            ------------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                    MARYLAND
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


        1-12528                                            94-3185802
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

                               2180 Sand Hill Road
                          Menlo Park, California 94025
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (650) 854-5600
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c)      Exhibits.

         The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (No. 333-51269), which was declared effective on May 6, 1998:


Exhibit
Number        Description
-------       -----------

1.1 Pricing Agreement, dated May 6, 1999, in connection with the offering of $200,000,000 of 6.8% Notes Due May 1, 2004 and $200,000,000 of 7.25% Notes Due May 1, 2009.

4.1 Fifteenth Supplemental Indenture relating to the 6.8% Notes Due May 1, 2004 and 7.25% Notes Due May 1, 2009, including a specimen of such Notes.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 11, 1999

                                            SPIEKER PROPERTIES, INC.


                                       By:  /s/  Stuart A. Rothstein
                                            ------------------------------------
                                            Name:   Stuart A. Rothstein
                                            Title:  Senior Vice President,
                                                    Financial


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